SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2002


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                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2001-A
                           (EXACT NAME OF REGISTRANT)



        DELAWARE                  333-56802
        DELAWARE                  333-56802-01                  22-3784653
 ______________________      ___________________             ___________________
 (STATE OF INCORPORATION)    (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                              IDENTIFICATION
                                                              NUMBER)

                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 307-4000
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------

(c) Exhibit.
    --------

Exhibit 99.1 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date February 25, 2002

Exhibit 99.2 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date March 25, 2002

Exhibit 99.3 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date April 25, 2002

Exhibit 99.4 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date May 28, 2002

Exhibit 99.5 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date June 25, 2002

Exhibit 99.6 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date July 25, 2002

Exhibit 99.7 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date August 26, 2002

Exhibit 99.8 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date September 25, 2002

Exhibit 99.9 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date October 25, 2002

Exhibit 99.10 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date November 25, 2002

Exhibit 99.11 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date December 26, 2002

Exhibit 99.12 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date January 27, 2003

Exhibit 99.13 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date February 25, 2003

Exhibit 99.14 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date March 25, 2003






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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                              BMW FS Securities LLC
                                              BMW Vehicle Owner Trust 2001-A



Date:  March 31, 2003                         By: /s/ Norbert Mayer
                                                 -------------------------------
                                                 Norbert Mayer
                                                 Authorized Signatory







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
                                  EXHIBIT INDEX


Exhibit     Description


99.1 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date February 25, 2002

99.2 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date March 25, 2002

99.3 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date April 25, 2002

99.4 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date May 28, 2002

99.5 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date June 25, 2002

99.6 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date July 25, 2002

99.7 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date August 26, 2002

99.8 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date September 25, 2002

99.9 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date October 25, 2002

99.10 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date November 25, 2002

99.11 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date December 26, 2002

99.12 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date January 27, 2003

99.13 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date February 25, 2003

99.14 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date March 25, 2003







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